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                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
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As independent public accountants, we hereby consent to the incorporation by reference of our report dated October 27, 1995 included in Delta Air Lines, Inc.'s annual report on Form 11-K for the Delta Family-Care Savings Plan for the year ended June 30, 1995 into the Company's previously filed Registration Statement No. 33-30454.



                                                   /s/ Arthur Andersen LLP


Atlanta, Georgia
December 22, 1995